Barclays Capital 2010 Global Financial Services Conference September 13, 2010 Exhibit 99.1

Forward-Looking Statements
This presentation may include forward-looking statements which reflect Regions’ current views with respect to future events and financial performance. The Private Securities Litigation Reform Act of
1995 (“the Act”) provides a “safe harbor” for forward-looking statements which are identified as such and are accompanied by the identification of important factors that could cause actual results to differ materially from the forward-looking statements.  For these statements, we, together with our subsidiaries, claim the protection afforded by the safe harbor in the Act.  Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results or other developments.  Forward-looking statements are based on management’s expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made.  Those statements are based on general assumptions and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and projections expressed in such statements.
These risks, uncertainties and other factors include, but are not limited to, those described below:
›
The Dodd-Frank Wall Street Reform and Consumer Protection Act became law on July 21, 2010, and a number of legislative, regulatory and tax proposals remain pending. Additionally, the
    U.S. Treasury and federal banking regulators continue to implement, but are also beginning to wind down, a number of programs to address capital and liquidity in the banking system. All of the foregoing may have significant effects on Regions and the financial services industry, the exact nature and extent of which cannot be determined at this time.
›
The impact of compensation and other restrictions imposed under the Troubled Asset Relief Program (“TARP”) until Regions repays the outstanding preferred stock and warrant issued under the TARP, including restrictions on Regions’ ability to attract and retain talented executives and associates.
›
Possible additional loan losses, impairment of goodwill and other intangibles, and adjustment of valuation allowances on deferred tax assets and the impact on earnings and capital.
›
Possible changes in interest rates may increase funding costs and reduce earning asset yields, thus reducing margins.
›
Possible changes in general economic and business conditions in the United States in general and in the communities Regions serves in particular, including any prolonging or worsening of the current unfavorable economic conditions including unemployment levels.
›
Possible changes in the creditworthiness of customers and the possible impairment of the collectability of loans.
›
Possible changes in trade, monetary and fiscal policies, laws and regulations and other activities of governments, agencies, and similar organizations, including changes in accounting standards, may have an adverse effect on business.
›
The current stresses in the financial and real estate markets, including possible continued deterioration in property values.
›
Regions' ability to manage fluctuations in the value of assets and liabilities and off-balance sheet exposure so as to maintain sufficient capital and liquidity to support Regions' business.
›
Regions' ability to achieve the earnings expectations related to businesses that have been acquired or that may be acquired in the future.
›
Regions' ability to expand into new markets and to maintain profit margins in the face of competitive pressures.
›
Regions' ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by Regions' customers and potential customers.
›
Regions' ability to keep pace with technological changes.
›
Regions' ability to effectively manage credit risk, interest rate risk, market risk, operational risk, legal risk, liquidity risk, and regulatory and compliance risk.
›
Regions’ ability to ensure adequate capitalization which is impacted by inherent uncertainties in forecasting credit losses.
›
The cost and other effects of material contingencies, including litigation contingencies, and any adverse judicial, administrative or arbitral rulings or proceedings.
›
The effects of increased competition from both banks and non-banks.
›
The effects of geopolitical instability and risks such as terrorist attacks.
›
Possible changes in consumer and business spending and saving habits could affect Regions' ability to increase assets and to attract deposits.
›
The effects of weather and natural disasters such as floods, droughts and hurricanes, and the effects of the Gulf of Mexico oil spill.
›
Regions’ ability to maintain favorable ratings from rating agencies.
›
Potential dilution of holders of shares of Regions’ common stock resulting from the U.S. Treasury’s investment in TARP.
›
Possible changes in the speed of loan prepayments by Regions’ customers and loan origination or sales volumes.
›
The effects of problems encountered by larger or similar financial institutions that adversely affect Regions or the banking industry generally.
›
Regions’ ability to receive dividends from its subsidiaries.
›
The effects of the failure of any component of Regions’ business infrastructure which is provided by a third party.
›
The effects of any damage to Regions’ reputation resulting from developments related to any of the items identified above.
The foregoing list of factors is not exhaustive; for discussion of these and other risks that may cause actual results to differ from expectations, please look under the captions “Forward-Looking
Statements” and “Risk Factors” in Regions’ Annual Report on Form 10-K for the year ended December 31, 2009 and Forms 10-Q for the quarters ended June 30, 2010 and March 31, 2010, as on file with the Securities and Exchange Commission.
The words "believe," "expect," "anticipate," "project," and similar expressions often signify forward-looking statements. You should not place undue reliance on any forward-looking statements, which speak only as of the date made. Regions assumes no obligation to update or revise any forward-looking statements that are made from time to time.

Agenda
›
Environmental and Other Factors Impacting Regions
›
Credit Metrics Stabilizing, but Remain Elevated
›
Core Business Performance
›
Net Interest Income and Margin Trending Positively
›
Targeting Loan Growth
›
Disciplined Expense Management
›
Capital Remains Solid
›
Strategic Priorities Achieving Results

Environmental and Other Factors Impacting Regions › Economy › Gulf Oil Spill › Financial Reform › Regulatory Matters

Credit Metrics Stabilizing -- But Portfolio
Remains Stressed
›
Non-performing assets declined in the second quarter;
migration is moderating but remains high
›
Charge-offs moderating, but remain elevated
›
Continue emphasis on problem asset dispositions

NPA Migration
($500)
$0
$500
$1,000
$1,500
$2,000
2Q09 3Q09 4Q09 1Q10 2Q10
0%
5%
10%
15%
20%
25%
30%
35%
40%
Gross Additions Dispositions Net NPA Change Charge-Offs Discount on Disposition Activity
1,758
1,667
1,404
1,306
281
554
643
689
1,122
662
376
221
(297)
887
779
491
680
692
700
651
Dispositions includes OREO Sales, Problem Loan and HFS Sales and Transfers to HFS

Provision Stabilized and Matched Charge Offs
491
680
692
700
651
345
487
70
421
$0
$200
$400
$600
$800
$1,000
$1,200
2Q09 3Q09 4Q09 1Q10 2Q10
Net Charge Offs Provision over Net Charge Offs
$912 $1,025 $1,179 $770 $651
Loan Loss Provision

Earnings: Improving Trends in PPNR
*Non-GAAP, refer to Appendix for non-GAAP reconciliation
409 397
Q2 Q3 Q4 Q1 Q2
($ in millions) 2009 2009 2009 2010 2010
Net Interest Income $ 831 $ 845 $ 850 $ 831 $ 856
Core Non-Interest Income* 761 764 744 734 756
Core Revenue* 1,592 1,609 1,593 1,565 1,612
Net Interest Margin 2.62% 2.73% 2.72% 2.77% 2.87%
Core Non-Interest Expense* 1,099 1,199 1,207 1,168 1,126
Core Pre-Tax Pre-Provision Net Revenue* 493 386 486

Net Interest Income and Net Interest Margin
Trending Positively
›
Ongoing improvement in
deposit mix and cost with
substantial repricing
opportunity in maturing,
higher-cost CDs
›
Consistent progress in
pricing of new and renewed
loans
›
Net interest margin
expected to continue to rise
$840
$853
$857
$839
$863
$800
$810
$820
$830
$840
$850
$860
$870
2Q09 3Q09 4Q09 1Q10 2Q10
2.50%
2.60%
2.70%
2.80%
2.90%
3.00%
3.10%
Net Interest Income (FTE) Net Interest Margin

Deposit Cost Improvement More Than Peers
1Q 2010 vs 2Q 2010
0.35%
0.50%
0.40%
0.76%
0.79%
1.17%
0.78%
0.90%
1.04%
0.54%
0.39%
0.29%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
Wells BofA US PNC Comerica M&T SunTrust 5/3 Regions BBT M&I Key
1Q 2Q
-0.02%
-0.07%
-0.08% -0.08%
-0.03%
-0.05%
-0.21%
-0.05% -0.05%
-0.15%
-0.04%
-0.02%
-0.30%
-0.20%
-0.10%
0.00%
Rate change from 1Q to 2Q
Regions Continues Improving Deposit Costs
Regions

280,000
270,000
260,000
250,000
240,000
230,000
220,000
Quarterly Checking Production (#)
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
Total Checking Production (#)
243,152
248,082
248,251
240,145
270,529
246,204
Q1
Q2
Q3
Q4
2009
2010
2009 Total Production
2010 Total Production

Strong Year Over Year Checking Account Growth Exceeded Road to 1 Million Goal in 2009 On Target to Do It Again 488,200 Opened YTD

Targeting Loan Growth
›
Consumer
›
Residential Mortgage
›
Direct
›
Indirect Auto
›
Underserved Banking Segment
›
Business
›
New Client Acquisition
›
Growing C&I Syndications
›
Leverage Specialty Lending Groups
›
Lending to Targeted Industries
›
Branch Small Business Focus

Strengthened Our Core Franchise Through
Productivity and Efficiency Initiatives
* Excludes regulatory settlement charge, FDIC expense, other real estate expense, legal and professional fees, credit investigations, credit support expense, unfunded commitments, MSR impairment, loss on early extinguishment of debt, branch consolidation costs, VISA settlement and securities impairment
($ in millions)
2007 2008 2009
YTD
2010
Branches
1,965 1,900 1,895 1,774
›
Reduced branch count
by 10% since 2007
Headcount
33,161 30,784 28,509 27,895
›
Headcount declined
5,266 or 16%
Core
Expenses*
$3,991 $3,936 $3,704 $1,874
›
Total core expenses
declined $287MM or 7%
comparing 2007 to 2009

Solid Capital Ratios (1) “TRUPS” refers to Trust Preferred Securities 2Q10 Proforma 2Q10 - excluding TRUPS (1) Total Risk-Based Capital 15.9% 15.0% Tier 1 Capital 12.0% 11.2% Tier 1 Common 7.7% 7.7%

Strategic Priorities Achieving Results
›
Keep Business Focused on the Customer
›
Strong deposit base and more active customers
›
Customer loyalty well above industry norms
›
Protect Our Future
›
Smarter risk management
›
Strong capital and liquidity positions
›
Restore Financial Performance
›
Improving net interest margin
›
Rigorous expense control
›
Execute with Excellence
›
Clear goals and accountability
›
Right plans, right people and laser sharp focus

Appendix

Appendix – Non-GAAP Financial Measures
Note: The following table illustrates the method of calculating the non-GAAP financial measures used in this slide presentation:
Q2 Q3 Q4 Q1 Q2
($ in millions)
2009 2009 2009 2010 2010
Net Interest Income (GAAP) $ 831 $ 845 $ 850 $ 831 $ 856
Non-Interest Income (GAAP) 1,199 772 718 812 756
Less Adjustments:
Securities gains (losses), net 108 4 (96) 59
Gain on sale of Visa shares 80 - - - -
Leveraged lease termination gains 189 4 71 19 -
Gain on early extinguishment of debt 61 - - - -
Core Non-Interest Income (non-GAAP) 761 764 743 734 756
Core Revenue (non-GAAP) 1,592 1,609 1,593 1,565 1,612
Non-Interest Expense (GAAP) 1,231 1,243 1,219 1,230 1,326
Less Adjustments:
Loss on early extinguishment of debt - - - 53 -
FDIC special assessment 64 - - - -
Securities impairment, net 69 3 - 1 -
Branch consolidation costs - 41 12 8 -
Regulatory charge - - - - 200
Core Non-Interest Expense (non-GAAP) 1,098 1,199 1,207 1,168 1,126
Core Pre-Tax Pre-Provision Net Revenue (non-GAAP) 494 410 386 397 486

Total Loan Portfolio
$85.9B
Investor Real Estate $18.9B
Commercial
and Industrial
$21.1B / 25%
Owner
Occupied
Real Estate
$12.5B / 15%
Investor
Real Estate
$18.9B
22%
Residential
First Mortgage
$15.6B / 18%
Indirect
$1.9B / 2%
Direct and
Other
$1.1B
1%
Home
Equity
$14.8B
17%
Land
$2.3B / 12%
Single Family
$1.6B / 9%
Condo -
$0.4B / 2%
Hotel -
$1.0B / 5%
Industrial -
$1.3B / 7%
Office
$2.8B / 15%
Retail
$3.6B / 19%
Multi Family
$4.8B / 25%
Other -
$1.1B / 6%

Investor Real Estate Portfolio is Diversified
22% of Total Portfolio
Other*
$3.1B / 17%
FL
$4.4B / 23%
TX
$2.1B / 11%
GA
$1.9B / 10%
TN
$1.7B / 9%
AL
$1.6B / 9%
NC
$1.1B / 6%
LA - $0.9B / 4%
MO - $0.6B / 3%
SC - $0.6B / 3%
AR - $0.5B / 3%
Loan Size
Geography
* Other includes states with exposure of less than 2%
0
5,000
10,000
15,000
20,000
25,000
30,000
<$1MM $1MM-
10MM
$10MM-
25MM
$25MM+
$806 Thousand  Average Loan Balance
20,540
2,551
341
74
# of Loans
VA - $0.4B / 2%